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                                                                Exhibit 23.1


                               [D&T LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of HealthCare COMPARE Corp. on Form S-8 of our reports, dated February 13,
1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of the HealthCare COMPARE Corp. for the year ended December 31, 1994.


DELOITTE & TOUCHE LLP


DELOITTE & TOUCHE LLP
Chicago, Illinois

September 14, 1995





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